UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006
___________

LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)
101 Gateway Centre Parkway Richmond, Virginia (Address of principal executive offices)	23235-5153 (Zip Code)
Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

LandAmerica Financial Group, Inc., a Virginia corporation (the “Company”), has amended and restated its Articles of Incorporation. At the Annual Meeting of Shareholders of the Company held on May 16, 2006, the shareholders approved two amendments to the Company’s Articles of Incorporation, as described in the Company’s Proxy Statement dated April 5, 2006 relating to the Annual Meeting (the “Proxy Statement”), with one amendment revising the Article pertaining to directors and the other amendment revising the Article pertaining to indemnification. The amendment to the Article pertaining to directors deletes the names of initial directors, many of whom are no longer affiliated with the Company, deletes specific year references to the classes of directors and refers to the classes in a generic manner, clarifies that shareholders are eligible to vote on a director appointed to fill a vacancy at the next annual meeting of shareholders and deletes the supermajority requirement applicable to any changes to the Article. The amendment to the Article pertaining to indemnification rewrites the article for consistency with the 2005 changes to the Virginia Stock Corporation Act.

Previously, the Board of Directors of the Company, at a meeting on February 23, 2006, approved certain other amendments to the Articles of Incorporation not requiring shareholder approval. Those amendments delete the name and address of the Company’s initial registered agent, given that the registered agent of the Company has since changed and is on file with the Virginia State Corporation Commission and delete the Company’s 7% Series B Cumulative Convertible Preferred Stock designation, given that there were no shares of such preferred stock designation issued and outstanding.

All amendments were submitted to the Virginia State Corporation Commission in the form of Articles of Restatement and Certification of LandAmerica Financial Group, Inc. with the Amended and Restated Articles of Incorporation attached as an Exhibit on May 19, 2006 and such amendments became effective on May 22, 2006. A copy of the Amended and Restated Articles of Incorporation of LandAmerica Financial Group, Inc. reflecting the amendments described above, as filed with the Virginia State Corporation Commission, is being filed herewith as Exhibit 4.1 and is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

The following description of the capital stock of the Company is qualified in its entirety by reference to applicable provisions of Virginia law and the Company’s Amended and Restated Articles of Incorporation (the “Charter”) and its Bylaws, as amended and restated, the complete texts of which are filed or incorporated by reference as exhibits to this report.

Common Stock

The Company’s authorized capital stock consists of 5,000,000 shares of preferred stock, without par value (the “Preferred Stock”), and 45,000,000 shares of common stock, without par value (the “Common Stock”).

The holders of Common Stock are entitled to one vote for each share on all matters voted on by shareholders, including elections of directors, and, except as otherwise required by law or provided in any resolution adopted by the Board of Directors with respect to any series of Preferred Stock, the holders of such shares exclusively possess all voting power. The Company’s Charter does not provide for cumulative voting in the election of directors. Subject to any preferential rights of any outstanding series of Preferred Stock created by the Board of Directors from time to time, the holders of Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of the Company available for distribution to such holders.

Preferred Stock

Under the Company’s Charter, the Board of Directors, without shareholder approval, is authorized to issue shares of Preferred Stock in one or more series and to designate, with respect to each such series of Preferred Stock, the number of shares in each such series, the dividend rates, preferences and date of pay-ment, voluntary and involuntary liquidation preferences, the availability of redemption and the prices at which it may occur, whether or not dividends shall be cumulative and, if cumulative, the date or dates from which the same shall be cumulative, the sinking fund provisions, if any, for redemption or purchase of shares, the rights, if any, and the terms and conditions on which shares can be converted into or exchanged for shares of any other class or series, and the voting rights, if any. Any Preferred Stock issued may be senior to the Common Stock as to dividends and as to distribution in the event of liquidation, dissolution or winding up of the Company. The ability of the Board of Directors to issue Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of holders of Common Stock.

The Board of Directors has authorized and reserved 200,000 shares of Series A Junior Participating Preferred Stock, without par value (the “Series A Preferred Stock”), for issuance upon the exercise of the preferred share purchase rights (the “Rights”) described below. See “Preferred Share Purchase Rights.” The creation and issuance of any other series of Preferred Stock, and the relative rights and preferences of such series, if and when established, will depend upon, among other things, the future capital needs of the Company, then-existing market conditions and other factors that, in the judgment of the Board of Directors, might warrant the issuance of Preferred Stock.

Preemptive Rights

No holder of any share of Common Stock or Preferred Stock has any preemptive right to subscribe to any securities of the Company of any kind or class.

Preferred Share Purchase Rights

Each outstanding share of Common Stock (a “Common Share”) has associated with it one Right. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock (a “Series A Preferred Share”) at a price of $85 (the “Purchase Price”) per one one-hundredth of a Series A Preferred Share, subject to adjustment. The terms of the Rights are set forth in the Amended and Restated Rights Agreement, dated August 20, 1997 (the “Amended and Restated Rights Agreement”), between the Company and Wachovia Bank, N.A., as Rights Agent (“Wachovia”), as amended by the First Amendment to Amended and Restated Rights Agreement, dated December 11, 1997, between the Company and Wachovia (the “First Amendment”), and the Second Amendment to Amended and Restated Rights Agreement, dated June 1, 1999, between the Company, Wachovia and State Street Bank and Trust Company, as successor Rights Agent (“State Street”) (the “Second Amendment”), and the Third Amendment to Amended and Restated Rights Agreement, dated July 26, 2000, between the Company and State Street (the “Third Amendment” and, together with the Amended and Restated Rights Agreement, the First Amendment and the Second Amendment, the “Rights Agreement”).

The Rights will be evidenced by Common Share certificates until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 20% or more of the outstanding Common Shares (an “Acquiring Person”) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”).

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after August 20, 1997 upon transfer or new issuance of Common Shares will contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend or the existence of an earlier form of legend, certificates evidencing Common Shares outstanding on or prior to August 20, 1997 shall also evidence one Right for each Common Share evidenced thereby. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of August 20, 1997, even without such legend, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on August 20, 2007 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number of Series A Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Shares, (ii) upon the grant to holders of the Series A Preferred Shares of certain rights or warrants to subscribe for or purchase Series A Preferred Shares at a price, or securities convertible into Series A Preferred Shares with a conversion price, less than the then-current market price of the Series A Preferred Shares or (iii) upon the distribution to holders of the Series A Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Series A Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-hundredths of a Series A Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Series A Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Series A Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend equal to 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Series A Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment equal to 100 times the payment made per Common Share. Each Series A Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Series A Preferred Share will be entitled to receive an amount equal to 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

Because of the nature of the Series A Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Series A Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision shall be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company that at the time of such transaction will have a market value of two times the exercise price of the Right.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right.

At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group, that will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Series A Preferred Share, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series A Preferred Shares will be issued (other than fractions that are integral multiples of one one-hundredth of a Series A Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Series A Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the time that any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, the Rights Agreement provides that no such amendment may adversely affect the interests of the holders of the Rights.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

The foregoing summary of certain terms of the Rights is qualified in its entirety by reference to the Amended and Restated Rights Agreement, the First Amendment, the Second Amendment and the Third Amendment, copies of which have been filed with the Commission.

Certain Provisions of the Company’s Charter and Bylaws

The Company’s Charter and Bylaws contain provisions which may have the effect of delaying or preventing a change in control of the Company. The Company’s Charter and Bylaws provide: (i) for division of the Board of Directors into three classes, with one class elected each year to serve a three-year term; (ii) that directors may be removed only for cause and only upon the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote; and (iii) that a vacancy on the Board of Directors shall be filled by the remaining directors. In addition, the Charter provides that the holders of capital stock of the Company may alter, amend or repeal provisions of the Bylaws only upon the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote on the matter. The Company’s Bylaws require advance notification for a shareholder to bring business before a shareholders’ meeting or to nominate a person for election as a director. The Company’s Charter and Bylaws provide that, subject to the rights of holders of any series of Preferred Stock, special meetings of shareholders may be called only by the Chairman of the Board or a majority of the total number of directors which the Board of Directors would have if there were no vacancies, and may not be called by the shareholders. The business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by or at the direction of the Board of Directors.

The Company’s Charter also contains an “affiliated transaction provision” that provides that, in the event that holders of Common Stock are entitled to vote on certain transactions, a supermajority of at least 80% of all the votes that the holders of Common Stock are entitled to cast thereon shall be required for the approval of such transactions. Such supermajority approval would be required for (i) a merger or consolidation involving any person or entity who directly or indirectly owns or controls 10% or more of the voting power of the Company (an “Interested Shareholder”) at the record date for determining shareholders entitled to vote and (ii) a sale, lease or exchange of substantially all of the Company’s assets or property to or with an Interested Shareholder, or for the approval of a sale, lease or exchange of substantially all of the assets or property of an Interested Shareholder to or with the Company. In addition, the Company’s Charter provides that the same 80% vote shall be required for the approval of certain transactions including a reclassification of securities, recapitalization or other transaction designed to decrease the number of holders of Common Stock after any person or entity has become an Interested Shareholder. Notwithstanding the foregoing, the supermajority approval requirement does not apply to any transaction that is approved by the Board of Directors prior to the time that the Interested Shareholder becomes an Interested Shareholder.

The shares of Common Stock and Preferred Stock authorized by the Company’s Charter provide the Board of Directors with as much flexibility as possible in using such shares for corporate purposes. However, these additional shares may also be used by the Board of Directors to deter future attempts to gain control of the Company. The Board of Directors has sole authority to determine the terms of any series of the Preferred Stock, including voting rights, conversion rates and liquidation preferences. As a result of the ability to fix voting rights for a series of Preferred Stock, the Board of Directors has the power to issue a series of Preferred Stock to persons friendly to management in order to attempt to block a post-tender offer merger or other transaction by which a third party seeks a change in control of the Company.

The foregoing provisions of the Company’s Charter and Bylaws are intended to prevent inequitable shareholder treatment in a two-tier takeover and to reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Board of Directors without the support of the incumbent Board of Directors, even if such a change were desired by, or would be beneficial to, a majority of the Company’s shareholders. Such provisions therefore may have the effect of discouraging certain unsolicited offers for the Company’s capital stock.

Affiliated Transactions

Article 14 of Chapter 9 of Title 13.1 of the Code of Virginia contains provisions governing “Affiliated Transactions.” Affiliated Transactions include certain mergers and share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the corporation proposed by or on behalf of an “Interested Stockholder” (as defined below), or reclassifications, including reverse stock splits, recapitalizations or mergers of the corporation with its subsidiaries which have the effect of increasing the percentage of voting shares beneficially owned by an Interested Stockholder by more than 5%. For purposes of the Act, an “Interested Stockholder” is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any stockholder becomes an Interested Stockholder, a Virginia corporation cannot engage in an Affiliated Transaction with such Interested Stockholder. This prohibition is subject to the approval of the Affiliated Transaction by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than the shares beneficially owned by the Interested Stockholder, and by a majority (but not less than two) of the “Disinterested Directors.” A Disinterested Director means, with respect to a particular Interested Stockholder, a member of a corporation’s board of directors who (i) was a member before the later of January 1, 1988 and the date on which an Interested Stockholder became an Interested Stockholder and (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the board. At the expiration of the three-year period, these provisions require approval of Affiliated Transactions by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than those beneficially owned by the Interested Stockholder.

The principal exceptions to the special voting requirement apply to Affiliated Transactions occurring after the three-year period has expired and require either that the transaction be approved by a majority of the Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the stockholders must receive the highest per share price for their shares as was paid by the Interested Stockholder for his shares or the fair market value of their shares, whichever is higher. They also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Stockholder unless approved by a majority of the Disinterested Directors.

None of the foregoing limitations and special voting requirements applies to an Affiliated Transaction with an Interested Stockholder whose acquisition of shares making such person an Interested Stockholder was approved by a majority of the corporation’s Disinterested Directors. These provisions were designed to deter certain takeovers of Virginia corporations. In addition, the statute provides that, by affirmative vote of a majority of the voting shares other than shares owned by any Interested Stockholder, a corporation may adopt, by meeting certain voting requirements, an amendment to its articles of incorporation or bylaws providing that the Affiliated Transactions provisions shall not apply to the corporation. The Company has not adopted such an amendment.

Control Share Acquisitions

The Virginia Stock Corporation Act also contains provisions regulating certain “control share acquisitions,” which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a public corporation in Virginia to meet or exceed certain threshold percentages (20%, 33 ⅓% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a control share acquisition have no voting rights unless: (i) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation, or (ii) the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares. The acquiring person may require that a special meeting of the stockholders be held to consider the grant of voting rights to the shares acquired in the control share acquisition. The Company’s Charter makes these provisions inapplicable to acquisitions of its shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number Description

4.1	Amended and Restated Articles of Incorporation of LandAmerica Financial Group, Inc.*

4.2
Bylaws of LandAmerica Financial Group, Inc. (amended and restated October 26, 2005), incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, dated October 26, 2005, File No. 1-13990.

4.3
Amended and Restated Rights Agreement, dated as of August 20, 1997, between the Company and Wachovia Bank, N.A., as Rights Agent, which Amended and Restated Rights Agreement includes an amended Form of Rights Certificate, incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, dated August 20, 1997, File No. 1-13990.

4.4
First Amendment to Amended and Restated Rights Agreement, dated as of December 11, 1997, between the Company and Wachovia Bank, N.A., as Rights Agent, incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, dated December 11, 1997, File No. 1-13990.

4.5
Second Amendment to Amended and Restated Rights Agreement, dated as of June 1, 1999, between the Company, Wachovia Bank, N.A., as Rights Agent, and State Street Bank and Trust Company, as Successor Rights Agent, incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, dated June 1, 1999, File No. 1-13990.

4.6
Third Amendment to Amended and Restated Rights Agreement, dated as of July 26, 2000, between the Company and State Street Bank and Trust Company, as Rights Agent, incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, dated July 26, 2000, File No. 1-13990.

4.7	Form of Common Stock Certificate, incorporated by reference to Exhibit 4.5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, File No. 1-13990.
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* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: May 24, 2006	By:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller

EXHIBIT INDEX

Exhibit No.  Description

4.1   Amended and Restated Articles of Incorporation